Asset held for sale	12 Months Ended
Dec. 31, 2016
Discontinued Operations and Disposal Groups [Abstract]
Asset held for sale
Asset held for sale

On December 2, 2015, the Company signed an amendment with Jurong Shipyard ("Jurong") for the deferral of the delivery of the semi-submersible drilling unit, the West Rigel (the "Unit"). The deferral period originally lasted until June 2, 2016, but was then subsequently extended to July 6, 2017.
Following completion of the deferral period, the Company and Jurong have agreed to form a Joint Asset Holding Company for joint ownership of the Unit, to be owned 23% by the Company and 77% by Jurong, in the event no employment is secured for the Unit and no alternative transaction is completed. Until the end of the deferral period, the Company will continue to market the unit for an acceptable drilling contract, and the Unit will remain at the Jurong Shipyard in Singapore. The Company and Jurong may also consider other commercial opportunities for the Unit during this period. However, based on current market conditions, management deems the most probable outcome to be that the Unit will be contributed to the Joint Asset Holding Company.

As a result, the Company concluded that the West Rigel drilling unit should be classified as “Held for Sale”. A loss of $82.0 million was recognized in 2015, which was the difference between the net book value of the unit of $210.4 million, compared to the expected recoverable value of the Company’s investment in the Joint Asset Holding Company of $128.4 million. The loss was recognized in "Loss on disposal" in the Consolidated Statement of Operations.

(In millions of U.S. dollars)	December 31, 2016	December 31, 2015
Opening balance	128.4	—
West Rigel newbuild investment, classified as held for sale	—	210.4
Loss on disposal	—	(82.0)
Closing balance at the end of the period	128.4	128.4